Exhibit 4 under Form N-1A
                                         Exhibit 4 under Item 601/Reg. S-K

                         MARSHALL FUNDS, INC.

                     MARSHALL MID-CAP GROWTH FUND

                               Portfolio

Number                                                                  Shares

-----                                                                    -----

     Account No.                        Alpha Code        See Reverse Side For
                                                           Certain Definitions

Incorporated under the Laws of the State of Wisconsin

THIS IS TO CERTIFY THAT                                        is the owner of

                                                               CUSIP 572353878

Fully Paid and Non-Assessable Shares of Beneficial Interest of the MARSHALL MID-CAP GROWTH FUND Portfolio of MARSHALL FUNDS, INC. hereafter called the "Company", transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.

Dated:                                          MARSHALL FUNDS, INC.

                                                 Corporate Seal

                                                      1992

                                                    Wisconsin

/s/    Edward C. Gonzales               /s/ Peter J. Germain
       Chairman & Treasurer             Secretary

                              Countersigned:  FEDERATED SHAREHOLDER  SERVICES

COMPANY   (Pittsburgh)

                            Transfer Agent

                                                          By:

                         Authorized Signature

                                                    G02097-03 (5/97)

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors

               survivorship and not as tenants                  Act
               in common                                        (State)

         Additional abbreviations may also be used though not in the above list.

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

         FOR VALUE RECEIVED ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other
identifying number of assignee

--------------------------------------



-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------
-----------------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated______________________


                                                     NOTICE:_____________
                                                     The signature to
                                                     this assignment
                                                     must correspond
                                                     with the name as
                                                     written upon the
                                                     face of the
                                                     certificate in
                                                     every particular,
                                                     without
                                                     alteration or
                                                     enlargement or
                                                     any change
                                                     whatever.

                              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE

PAGE ONE

A.   The Certificate is outlined by an (COLOR) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts corporate seal appears in the bottom middle of the page.

PAGE TWO

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                         MARSHALL FUNDS, INC.

                MARSHALL LARGE-CAP GROWTH & INCOME FUND

Number                                                                Shares

-----                                                                  -----

     Account No.                        Alpha Code      See Reverse Side For
                                                         Certain Definitions

Incorporated under the Laws of the State of Wisconsin

THIS IS TO CERTIFY THAT                                      is the owner of

                                                             CUSIP 572353704

Fully Paid and Non-Assessable Shares of Beneficial Interest of the MARSHALL LARGE-CAP GROWTH & INCOME FUND Portfolio of MARSHALL FUNDS, INC. hereafter called the "Company", transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.

Dated:                                          MARSHALL FUNDS, INC.

                                                 Corporate Seal

                                                      1992

                                                    Wisconsin

/s/    Edward C. Gonzales                        /s/ John F. Donahue
       Chairman & Treasurer                      Secretary
                              Countersigned:  FEDERATED SHAREHOLDER  SERVICES

COMPANY    (Pittsburgh)

                            Transfer Agent

                                                          By:

                         Authorized Signature

                                                            G02097-01 (5/97)

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors

               survivorship and not as tenants                  Act
               in common                                        (State)

         Additional abbreviations may also be used though not in the above list.

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

         FOR VALUE RECEIVED ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------
-----------------------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________


                                                     NOTICE:_______________
                                                     The signature to
                                                     this assignment
                                                     must correspond
                                                     with the name as
                                                     written upon the
                                                     face of the
                                                     certificate in
                                                     every particular,
                                                     without
                                                     alteration or
                                                     enlargement or
                                                     any change
                                                     whatever.

                              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE

PAGE ONE

A.   The Certificate is outlined by an (COLOR) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts corporate seal appears in the bottom middle of the page.

PAGE TWO

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                              MARSHALL FUNDS, INC.

                                           MARSHALL MID-CAP VALUE FUND

                                                    Portfolio

Number                                                                Shares

-----                                                                  -----

     Account No.                        Alpha Code      See Reverse Side For
                                                         Certain Definitions

Incorporated under the Laws of the State of Wisconsin

THIS IS TO CERTIFY THAT                                      is the owner of

                                                             CUSIP 572353860

Fully Paid and Non-Assessable Shares of Beneficial Interest of THE MARSHALL MID-CAP VALUE FUND PORTFOLIO OF MARSHALL FUNDS, INC. hereafter called the "Company", transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.

Dated:                                          MARSHALL FUNDS, INC.

                                                 Corporate Seal

                                                      1992

                                                    Wisconsin

/s/    Edward C. Gonzales                   /s/ Peter J. Germain
       Chairman & Treasurer                 Secretary
                                Countersigned:  FEDERATED SHAREHOLDER  SERVICES

COMPANY    (Pittsburgh)

                            Transfer Agent

                                                          By:

                         Authorized Signature

                                                        G02097-02 (5/97)

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors

               survivorship and not as tenants                  Act
               in common                                        (State)

         Additional abbreviations may also be used though not in the above list.

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

         FOR VALUE RECEIVED ____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------
-----------------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated______________________


                                                     NOTICE:____
                                                     The signature to
                                                     this assignment
                                                     must correspond
                                                     with the name as
                                                     written upon the
                                                     face of the
                                                     certificate in
                                                     every particular,
                                                     without
                                                     alteration or
                                                     enlargement or
                                                     any change
                                                     whatever.

                              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE

PAGE ONE

A.   The Certificate is outlined by an (COLOR) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts corporate seal appears in the bottom middle of the page.

PAGE TWO

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                              MARSHALL FUNDS, INC.
                                         MARSHALL SMALL-CAP GROWTH FUND

Number                                                                 Shares

-----                                                                   -----

     Account No.                        Alpha Code       See Reverse Side For
                                                          Certain Definitions

Incorporated under the Laws of the State of Wisconsin

THIS IS TO CERTIFY THAT                                       is the owner of

                                                              CUSIP 572353829

Fully Paid and Non-Assessable Shares of Beneficial Interest of the MARSHALL SMALL-CAP GROWTH FUND Portfolio of MARSHALL FUNDS, INC. hereafter called the "Company", transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.

Dated:                                          MARSHALL FUNDS, INC.

                                                 Corporate Seal

                                                      1992

                                                    Wisconsin

/s/    Edward C. Gonzales                   /s/ John F. Donahue
       Chairman & Treasurer                 Secretary
                            Countersigned:  FEDERATED SHAREHOLDER  SERVICES

COMPANY    (Pittsburgh)

                            Transfer Agent

                                                          By:

                         Authorized Signature

                                                      G02097-04 (5/97)

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors

               survivorship and not as tenants                  Act
               in common                                        (State)

         Additional abbreviations may also be used though not in the above list.

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions or redemption of the stock of each class which the corporation is authorized to issue.

         FOR VALUE RECEIVED __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------
-----------------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated______________________


                                                     NOTICE:__________
                                                     The signature to
                                                     this assignment
                                                     must correspond
                                                     with the name as
                                                     written upon the
                                                     face of the
                                                     certificate in
                                                     every particular,
                                                     without
                                                     alteration or
                                                     enlargement or
                                                     any change
                                                     whatever.

                              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE

PAGE ONE

A.   The Certificate is outlined by an (COLOR) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts corporate seal appears in the bottom middle of the page.

PAGE TWO

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.